UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2005

Cooper Cameron Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-513-3300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

The registrant has furnished this report to disclose for Regulation FD purposes its press release of the announcement of a webcast of remarks of Sheldon R. Erikson, Chairman, President and CEO, at the Goldman, Sachs 2005 Small-Cap Growth Conference on Thursday, March 10, 2005. The press release is included as exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

The following is being furnished as an exhibit to this report.

Exhibit 99.1 Press release of Cooper Cameron Corporation, dated March 1, 2005 -- Cooper Cameron to Webcast Conference Presentation

The information being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Cameron Corporation

March 3, 2005	By:	William C. Lemmer

Name: William C. Lemmer
Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Cooper Cameron Corporation, dated March 1, 2005 -- Cooper Cameron to Webcast Conference Presentation